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          SUPPLEMENT NO. 2 dated August 15, 2001
          (supplanting Supplement No. 1 dated June 27, 2001)

TO       PROSPECTUS dated November 1, 2000

FOR      STATE STREET RESEARCH ATHLETES FUND
         A SERIES OF STATE STREET RESEARCH EQUITY TRUST

AVAILABILITY OF SHARES;
PROPOSED LIQUIDATION

Shares of the State Street Research Athletes Fund will be available for new investments only by existing shareholders until August 31, 2001. After August 31, 2001, shares of the fund will be available only to existing shareholders of the fund through reinvestment of dividends and distributions.

The fund will be liquidated on or about September 14, 2001. In the liquidation, the fund will sell all of its portfolio securities and distribute its net assets to shareholders in cash, pro rata in accordance with their shareholdings.

INVESTMENT MANAGEMENT

Under the above caption on page 8 of the Prospectus, the third paragraph is revised in its entirety to read as follows:

"Gregory S. Markel has been responsible for the fund's day-to-day portfolio management since June 2001. A vice president, he joined the firm in 1997 as a product analyst. Prior to joining the investment manager, he was a senior fixed income analyst at Fidelity Management & Research. He has worked as an investment professional for 13 years."

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